Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) by and between FULL HOUSE RESORTS, INC., a Delaware corporation (“Company”), and ELAINE L. GUIDROZ, an individual (“Executive”) shall, on the date it becomes fully executed by the parties, be deemed effective as of February 4, 2025 (the “Effective Date”), with respect to the following facts and circumstances:

RECITALS

WHEREAS, reference is hereby made to that certain February 4, 2022 Employment Agreement by and between Company and Executive (the “Employment Agreement”); and

WHEREAS, pursuant to the Employment Agreement, Executive has been employed by Company from February 4, 2022 to the date this Amendment becomes fully executed by the parties hereto;

WHEREAS, in contemplation of Executive’s continued employment with Company, Company and Executive desire to amend the Employment Agreement on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, Company and Executive agree as follows:

AGREEMENT

1.Section 1.2 of the Employment Agreement is hereby amended to replace the date of “February 4, 2025” with “August 4, 2025”.
2.Other than the amended term described immediately above, all other terms and conditions of the Employment Agreement continue in full force and effect.
3.This Amendment shall only be amended in a writing signed by both Executive and Company’s Chief Executive Officer.
4.This Amendment may be executed in counterparts, each of which shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.  The parties hereto also understand and agree that a facsimile, electronic signature, or digital signature shall be deemed an original signature for purposes of this Amendment.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have executed this Amendment on the dates below.

FULL HOUSE RESORTS, INC., a Delaware corporation

Dated: March 31, 2025	/s/ Daniel R. Lee
Daniel R. Lee
Director, President & Chief Executive Officer

ELAINE L. GUIDROZ,
an individual

Dated: March 31, 2025	/s/ Elaine L. Guidroz
Signature